Exhibit 99.1B

AMENDMENT NO. 1 TO SENIOR SECURED

CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT (the “Amendment”) is made as of October 20, 2013, by and among KiOR, Inc., a Delaware corporation (“KiOR”, and together with each other Subsidiary that is a party to the Purchase Agreement (as defined below) or becomes a party to the Purchase Agreement, collectively the “Company”), the Purchasers (as defined in the Purchase Agreement) and Khosla Ventures III LP as Agent.

RECITALS

WHEREAS, the Company, the Purchasers and Agent are parties to that certain Senior Secured Convertible Promissory Note Purchase Agreement (the “Purchase Agreement”), dated as of October 18, 2013.

WHEREAS, Section 10.3 of the Purchase Agreement provides that any term of the Purchase Agreement may be amended, waived or modified only in writing and signed by the Required Purchasers (as defined in the Purchase Agreement) or by Agent at the written request of the Required Purchasers, and the Company that are party thereto.

WHEREAS, the undersigned Purchasers represent the Required Purchasers.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, by execution of this Amendment, the Company, the Purchasers and Agent hereby agree as follows:

1. Definitions. Unless otherwise indicated herein, words and terms that are defined in the Purchase Agreement shall have the same meaning where used in this Amendment.

2. Amendment of Purchase Agreement. The fifth sentence of Subsection 1.1(C) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Except with respect to Khosla Ventures III, LP, to which the Call Right shall not apply, in the event that KiOR shall have consummated, between the date of the First Closing and the date that the Call Right is exercised, a sale or sales of additional Notes (or other substantially the same convertible indebtedness) or equity securities (the “Equity Financing Transactions”) resulting in aggregate proceeds to KiOR of at least $100,000,000, the Call Right shall terminate.”

3. Continued Validity of Agreement. Except as specifically amended herein, the Purchase Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

4. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators.

5. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

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2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

KIOR, INC.,
a Delaware corporation

By:	/s/ Fred H. Cannon
Name:	Fred H. Cannon
Title:	President and Chief Executive Officer

KIOR COLUMBUS, LLC, a Delaware limited liability company

By:	/s/ Fred H. Cannon
Name:	Fred H. Cannon
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1

TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

AGENT:

KHOSLA VENTURES III, LP
By: Khosla Ventures Associates III, LLC, a Delaware limited liability company and general partner of Khosla Ventures III, LP

By:	/s/ Samir Kaul
Name:	Samir Kaul
Title:	Member

SIGNATURE PAGE TO AMENDMENT NO. 1

TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

PURCHASER:

KHOSLA VENTURES III, LP
By: Khosla Ventures Associates III, LLC, a Delaware limited liability company and general partner of Khosla Ventures III, LP

By:	/s/ Samir Kaul
Name:	Samir Kaul
Title:	Member

SIGNATURE PAGE TO AMENDMENT NO. 1

TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

PURCHASER:

KFT TRUST, VINOD KHOSLA, TRUSTEE

By:	/s/ Vinod Khosla
Name:	Vinod Khosla
Title:	Trustee

SIGNATURE PAGE TO AMENDMENT NO. 1

TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

PURCHASER:

VNK MANAGEMENT LLC

By:	/s/ Neal Bhadkamkar
Name:	Neal Bhadkamkar
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 1

TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT